Exhibit 32.2

CERTIFICATION OF
PRINCIPAL ACCOUNTING OFFICER
OF STILLWATER MINING COMPANY
PURSUANT TO 18 U.S.C. § 1350

Pursuant to 18 U.S.C. § 1350 and in connection with the accompanying report on Amendment No. 1 to Form 10-Q for the period ended March 31, 2004 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory A. Wing, Vice President and Chief Financial Officer of Stillwater Mining Company (the “Company”) hereby certify that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2005,

/s/ Gregory A. Wing
Gregory A. Wing
Vice President and Chief Financial Officer

The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure statement.

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